                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 22, 2001


                             CUSEEME NETWORKS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   000-21415                   04-3151064
----------------------------       -----------              -------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


     542 AMHERST STREET, NASHUA NH                                     03063
---------------------------------------                              ----------
(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (603) 886-9050


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On March 22, 2001, CUseeMe Networks, Inc., a Delaware corporation (the "Company"), First Virtual Communications, Inc., a Delaware corporation ("FVC") and FVC Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of FVC ("Merger Sub"), entered into an Agreement and Plan of Merger and Reorganization, dated as of March 22, 2001 (the "Merger Agreement"), pursuant to which Merger Sub agreed to merge with and into the Company (the "Merger"). Upon consummation of the Merger, Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of FVC.

         FVC expects to issue in the Merger shares of its common stock which will represent approximately 47% of the outstanding shares of common stock of the combined company at an exchange ratio of approximately 1.254. In connection with the Merger Agreement, certain stockholders of the Company and FVC entered into voting agreements whereby they agreed to vote for the approval of the Merger and the issuance of shares of FVC common stock, respectively.

         Attached and incorporated herein by reference in their entirety as Exhibits 99.1, 99.2 and 99.3 are copies of the Merger Agreement, the form of Voting Agreement and the joint press release of FVC and the Company announcing the transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of the Business Acquired.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits.

         99.1 Agreement and Plan of Merger and Reorganization, dated as of March 22, 2001, by and among First Virtual Communications, Inc., FVC Acquisition Corp. and CUseeMe Networks, Inc.

         99.2     Form of Voting Agreement.

         99.3     Joint Press Release, dated March 22, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CUSEEME NETWORKS, INC.


Date:    April 5, 2001           By: /s/ GREG LOYCANO
                                     -------------------------------------
                                     Greg Loycano
                                     Controller and Acting Vice President
                                     of Finance

                                  EXHIBIT INDEX


99.1 Agreement and Plan of Merger and Reorganization, dated as of March 22, 2001, by and among First Virtual Communications, Inc., FVC Acquisition Corp. and CUseeMe Networks, Inc.

99.2     Form of Voting Agreement.

99.3     Joint Press Release, dated March 22, 2001.